Rule 497(e)
                                      Registration Nos. 333-168727 and 811-22452


                            FIRST TRUST SERIES FUND

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                                  (the "Fund")

                      SUPPLEMENT TO THE FUND'S PROSPECTUS
                              DATED MARCH 1, 2016,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 23, 2016

                              DATED JUNE 15, 2016

      Notwithstanding anything to the contrary in the prospectus, as of July 15, 2016, the minimum investment requirement for purchasing Class A shares of the Fund without a sales charge will be reduced from $1,000,000 or more to $250,000 or more. Accordingly, the section titled "Share Classes -- Class A Shares" is hereby replaced in its entirety with the following:

 CLASS A SHARES

 You can purchase Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. The sales charge may be waived, as described in "Class A Sales Charge Waivers." Class A shares are also subject to an annual service fee of 0.25% of the Fund's average daily net assets attributable to Class A shares, which compensates your financial advisor and other entities for providing ongoing service to you. FTP retains the up-front sales charge and the service fee on accounts with no financial intermediary of record. The up-front Class A sales charges for the Fund are as follows:

-----------------------------------------------------------------------------------------------------------
                                        SALES CHARGE           SALES CHARGE         MAXIMUM FINANCIAL
                                            AS %                   AS %          INTERMEDIARY COMMISSION
                                     OF PUBLIC OFFERING       OF NET AMOUNT      AS % OF PUBLIC OFFERING
         AMOUNT OF PURCHASE                PRICE                 INVESTED                 PRICE
-----------------------------------------------------------------------------------------------------------
 Less than $50,000                         3.50%                   3.62%                  3.00%
-----------------------------------------------------------------------------------------------------------
 $50,000 but less than $100,000            3.25%                   3.35%                  2.75%
-----------------------------------------------------------------------------------------------------------
 $100,000 but less than $250,000           2.50%                   2.56%                  2.00%
-----------------------------------------------------------------------------------------------------------
 $250,000 and over*                         --                      --                    1.00%
-----------------------------------------------------------------------------------------------------------

     * You can purchase $250,000 or more of Class A shares at net asset value without an up-front sales charge. First Trust pays financial intermediaries of record a commission equal to 1.00% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of the amount over $5 million. Unless the financial intermediary waived the commission, you may be assessed a contingent deferred sales charge of 1.00% if you redeem any of your shares within 12 months of purchase. The contingent deferred sales charge is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a contingent deferred sales charge on any Class A shares you purchase by reinvesting dividends.

 For purposes of determining whether you qualify for a reduced sales charge as set forth in the table above, you may include purchases by (i) you, (ii) your spouse (or legal equivalent if recognized under local law) and your children under 21 years of age, and (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer). See the SAI for more information.


 PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND'S PROSPECTUS FOR FUTURE REFERENCE.